Exhibit 10.1

Execution Version

NINTH AMENDMENT

TO

CREDIT AGREEMENT

AMONG

REX ENERGY CORPORATION,

as Borrower,

THE GUARANTORS,

KEYBANK NATIONAL ASSOCIATION,

as Administrative Agent,

ROYAL BANK OF CANADA,

as Syndication Agent,

KEYBANK NATIONAL ASSOCIATION

AND

ROYAL BANK OF CANADA,

as Joint Arrangers,

AND

THE LENDERS SIGNATORY HERETO

DATED AS OF MAY 7, 2012

NINTH AMENDMENT TO CREDIT AGREEMENT

This NINTH AMENDMENT TO CREDIT AGREEMENT (this “Ninth Amendment”) dated as of May 7, 2012 is among REX ENERGY CORPORATION, a corporation formed under the laws of the State of Delaware (the “Borrower”); each of the undersigned guarantors (the “Guarantors”, and together with the Borrower, the “Obligors”); KEYBANK NATIONAL ASSOCIATION, as administrative agent for the Lenders (in such capacity, together with its successors, the “Administrative Agent”); and the Lenders signatory hereto.

R E C I T A L S

A. The Borrower, the Administrative Agent and the Lenders are parties to that certain Credit Agreement dated as of September 28, 2007, as amended by that certain First Amendment dated as of April 14, 2008, as amended by that certain Second Amendment dated as of December 23, 2008, as amended by that certain Third Amendment dated as of April 20, 2009, as amended by that certain Fourth Amendment dated December 18, 2009, as amended by that certain Fifth Amendment dated as of August 30, 2010, as amended by that certain Sixth Amendment dated effective as of August 2, 2011, as amended by that certain Seventh Amendment dated as of October 3, 2011 and as amended by that certain Eighth Amendment dated as of December 22, 2011 (as may be further amended or modified from time to time, the “Credit Agreement”), pursuant to which the Lenders have made certain credit available to and on behalf of the Borrower.

B. The Borrower, the Administrative Agent and the Lenders have agreed to amend certain provisions of the Credit Agreement as more fully set forth herein.

C. NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1. Defined Terms. Each capitalized term which is defined in the Credit Agreement, but which is not defined in this Ninth Amendment, shall have the meaning ascribed such term in the Credit Agreement. Unless otherwise indicated, all section references in this Ninth Amendment refer to sections of the Credit Agreement.

Section 2. Amendment to Credit Agreement.

2.1 Amendment to Section 9.05(r). Section 9.05(r) is hereby amended and restated in its entirety to read as follows:

“(r) Investment by R.E. Gas in Keystone and RW Gathering in an aggregate amount not to exceed $55,000,000 in cash and $4,500,000 in Property.”

Section 3. Borrowing Base Increase. For the period from and including the Ninth Amendment Effective Date (as defined below) to but excluding the next Redetermination Date, the Borrowing Base shall be equal to $265,000,000. Notwithstanding the foregoing, the Borrowing Base may be subject to further adjustments from time to time pursuant to Sections 2.07(e), 2.07(f), 8.13(c) or 9.12(d) of the Credit Agreement.

Section 4. Conditions Precedent. This Ninth Amendment shall become effective on the date on which each of the following conditions is satisfied (or waived in accordance with Section 12.02 of the Credit Agreement) (the “Ninth Amendment Effective Date”):

4.1 Ninth Amendment. The Administrative Agent shall have received multiple counterparts as requested of this Ninth Amendment from the Borrower, each other Obligor and each Lender.

4.2 Payment of Outstanding Invoices. Payment by the Borrower to the Administrative Agent of all fees and other amounts due and payable on or prior to the Ninth Amendment Effective Date, including, to the extent invoiced, reimbursement or payment of all out-of-pocket expenses required to be reimbursed or paid by the Borrower (including, but not limited to the fees of Vinson & Elkins LLP).

4.3 No Default. After giving effect to the terms of this Ninth Amendment, no Default or Event of Default shall be continuing as of the Ninth Amendment Effective Date.

Section 5. Representations and Warranties; Etc. Each Obligor hereby affirms: (a) that as of the date of execution and delivery of this Ninth Amendment, after giving effect to the terms of this Ninth Amendment, all of the representations and warranties contained in each Loan Document to which it is a party are true and correct in all material respects as though made on and as of the Ninth Amendment Effective Date (unless made as of a specific earlier date, in which case, was true as of such date); and (b) that after giving effect to this Ninth Amendment and to the transactions contemplated hereby, no Default exists or will exist under any Loan Document to which it is a party.

Section 6. Miscellaneous.

6.1 Confirmation. The provisions of the Credit Agreement (as amended by this Ninth Amendment) shall remain in full force and effect in accordance with its terms following the effectiveness of this Ninth Amendment.

6.2 Ratification and Affirmation of the Obligors. Each Obligor hereby expressly (a) acknowledges the terms of this Ninth Amendment; (b) ratifies and affirms its obligations under, and acknowledges, renews and extends its continued liability under, each Loan Document to which it is a party, and agrees that each Loan Document to which it is a party remains in full force and effect, as amended hereby; and (c) agrees that from and after the Ninth Amendment Effective Date each reference to the Credit Agreement in the Guaranty and the other Loan Documents shall be deemed to be a reference to the Credit Agreement, as amended by this Ninth Amendment.

6.3 Loan Document. This Ninth Amendment is a “Loan Document” as defined and described in the Credit Agreement and all of the terms and provisions of the Credit Agreement relating to Loan Documents shall apply hereto.

6.4 Severability. Any provision of this Ninth Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

6.5 Successors and Assigns. This Ninth Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

6.6 Counterparts. This Ninth Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Ninth Amendment by telecopy, facsimile or email transmission shall be effective as delivery of a manually executed counterpart of this Ninth Amendment.

6.7 No Oral Agreement. THIS WRITTEN NINTH AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS EXECUTED IN CONNECTION HEREWITH AND THEREWITH REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR UNWRITTEN ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO SUBSEQUENT ORAL AGREEMENTS BETWEEN THE PARTIES.

6.8 Governing Law. THIS NINTH AMENDMENT (INCLUDING, BUT NOT LIMITED TO, THE VALIDITY AND ENFORCEABILITY HEREOF) SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS.

6.9 Release of Lenders. IN CONSIDERATION OF THIS NINTH AMENDMENT AND, SUBJECT TO THE CONDITIONS STATED HEREIN, THE BORROWER AND EACH OTHER OBLIGOR HEREBY RELEASES, ACQUITS, FOREVER DISCHARGES, AND COVENANTS NOT TO SUE, THE ADMINISTRATIVE AGENT AND EACH OF THE LENDERS, ALONG WITH ALL OF THEIR BENEFICIARIES, OFFICERS, DIRECTORS, AGENTS, EMPLOYEES, SERVANTS, ATTORNEYS AND REPRESENTATIVES, AS WELL AS THEIR RESPECTIVE HEIRS, EXECUTORS, LEGAL REPRESENTATIVES, ADMINISTRATORS, PREDECESSORS IN INTEREST, SUCCESSORS AND ASSIGNS (EACH INDIVIDUALLY, A “RELEASED PARTY” AND COLLECTIVELY, THE “RELEASED PARTIES”) FROM ANY AND ALL CLAIMS, DEMANDS, DEBTS, LIABILITIES, SUITS, OFFSETS AGAINST THE INDEBTEDNESS EVIDENCED BY THE LOAN DOCUMENTS AND ACTIONS, CAUSES OF ACTION OR CLAIMS FOR RELIEF OF WHATEVER KIND OR NATURE, WHETHER KNOWN OR UNKNOWN, SUSPECTED OR UNSUSPECTED BY BORROWER OR ANY OBLIGOR, WHICH BORROWER, ANY OBLIGOR, OR ANY SUBSIDIARY MAY HAVE OR WHICH MAY HEREAFTER ACCRUE RELATED TO ANY ACTIONS OR FACTS OCCURRING PRIOR TO THE NINTH AMENDMENT EFFECTIVE DATE AGAINST ANY RELEASED PARTY, FOR OR BY REASON OF ANY MATTER, CAUSE OR THING WHATSOEVER OCCURRING ON OR PRIOR TO THE NINTH AMENDMENT EFFECTIVE DATE, WHICH RELATE TO, IN WHOLE OR IN PART, DIRECTLY OR INDIRECTLY THE CREDIT AGREEMENT, ANY HEDGING AGREEMENT, ANY NOTE, ANY SECURITY INSTRUMENT, ANY OTHER LOAN DOCUMENT

OR THE TRANSACTIONS EVIDENCED THEREBY, INCLUDING, WITHOUT LIMITATION, ANY DISBURSEMENTS UNDER THE CREDIT AGREEMENT, ANY HEDGING AGREEMENT, ANY NOTES, THE NEGOTIATION OF ANY OF THE CREDIT AGREEMENT, THE SWAP AGREEMENTS, THE NOTES, OR THE OTHER LOAN DOCUMENTS, THE TERMS THEREOF, OR THE APPROVAL, ADMINISTRATION, ENFORCEMENT OR SERVICING THEREOF.

[Signatures Begin on Next Page]

IN WITNESS WHEREOF, the parties hereto have caused this Ninth Amendment to be duly executed effective as of the Ninth Amendment Effective Date.

BORROWER:	REX ENERGY CORPORATION

	By:	/s/ Thomas C. Stabley
Thomas C. Stabley
Chief Executive Officer and
Chief Financial Officer

GUARANTORS:	REX ENERGY OPERATING CORP.

	By:	/s/ Thomas C. Stabley
Thomas C. Stabley
Chief Executive Officer and
Chief Financial Officer

REX ENERGY I, LLC
R.E. GAS DEVELOPMENT, LLC
PENNTEX RESOURCES ILLINOIS, INC.
REX ENERGY IV, LLC

	By:	/s/ Thomas C. Stabley
Thomas C. Stabley
Vice President

NINTH AMENDMENT - SIGNATURE PAGE 1

ADMINISTRATIVE AGENT:	KEYBANK NATIONAL ASSOCIATION,
as Administrative Agent and Lender

	By:	/s/ Craig Hanselman
Craig Hanselman
Vice President

NINTH AMENDMENT - SIGNATURE PAGE 2

LENDERS:	ROYAL BANK OF CANADA

	By:	/s/ Kristan Spivey
	Name:	Kristan Spivey
	Title:	Authorized Signatory

NINTH AMENDMENT - SIGNATURE PAGE 3

M&T BANK

By:	/s/ David J. Ladori
Name:	David J. Ladori
Title:	Vice President

NINTH AMENDMENT - SIGNATURE PAGE 4

CAPITAL ONE, NATIONAL ASSOCIATION

By:	/s/ Peter Shen
Name:	Peter Shen
Title:	Vice President

NINTH AMENDMENT - SIGNATURE PAGE 5

BANK OF MONTREAL

By:	/s/ James V. Ducote
Name:	James V. Ducote
Title:	Director

NINTH AMENDMENT - SIGNATURE PAGE 6

UNION BANK, N.A.

By:	/s/ David Carter
Name:	David Carter
Title:	Investment Banking Officer

NINTH AMENDMENT - SIGNATURE PAGE 7

WELLS FARGO BANK, NATIONAL
ASSOCIATION

By:	/s/ Suzanne Ridenhour
Name:	Suzanne Ridenhour
Title:	Vice President

NINTH AMENDMENT - SIGNATURE PAGE 8

SUNTRUST BANK

By:	/s/ Gregory C. Magnuson
Name:	Gregory C. Magnuson
Title:	Vice President

NINTH AMENDMENT - SIGNATURE PAGE 9

U.S. BANK NATIONAL ASSOCIATION

By:	/s/ Tara McLean
Name:	Tara McLean
Title:	Vice President

NINTH AMENDMENT - SIGNATURE PAGE 10